UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): March 25, 2005

                                  Pinoak, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                    333-76242                86-0983750
 ----------------------------       ------------           ------------------
 (State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)


            10801 E. Grove Street, Mesa, AZ                85208
       -----------------------------------------       --------------
       (Address of principal executive offices)         (zip code)

        Issuers telephone number:  (480) 984-8446
                                   --------------

                                Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

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Item 8.01.  Other Events.


Overview
--------

Pinoak, Inc. ("the Registrant") has entered into an agreement to merge with Lanzhou Lantong Petro Machinery Forging Company, ("LLPMFO") a Chinese Company, located in Lanzhou, Gansu, China. (See "Next Steps," last section of this Form 8-K) It should be noted, that Mr. Kaiming Zhou is currently a director of the Registrant, and he also serves as the Factory Director of LLPMFO. Following the close of this agreement, the Registrant plans to change its name from Pinoak, Inc. to Dragon Steel International, Inc.


Company History
---------------

Lanzhou Lantong Petro Machinery Forging Company was founded in 1872 and was nationalized by the Chinese government in 1949. In 1996, the Company was acquired by its current 334 existing shareholders.


Business Plan
-------------

Lanzhou Lantong Petro Machinery Forging Company manufacturers oil field pumping equipment. Management of LLPMFO decided that it was in the best interest of LLPMFO to merger with a fully reporting company as a fundamental step in its business plan to become an international supplier to the oil extraction business. Since inception, all of the business of LLPMFO has remained in mainland China. Lanzhou Lantong Petro Machinery Forging Company hopes to expand its market by acquiring a supplier of raw materials. Once LLPMFO becomes fully reporting with the U.S. Securities and Exchange Commission, management believes LLPMFO will increase its visibility in international markets with international suppliers who will have better access to information regarding their business operations and financial status.


Management
----------

The agreement provides for the appointment of Mr. Yuxi Cheng as an officer and director of the Company. Mr. Kaiming Zhou, a current director of the Registrant will become an officer of the Registrant.




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Biographical information
-----------------------

a)  Mr. Kaming Zhou

Mr. Kaiming Zhou is 52 years old, he graduated from Lanzhou Petroleum Technology College in 1970. His background includes:

2001-2004, nominated by the coworkers as Lanzhou Lantong Factory Director.

1998-2001, Forging Production Factory Director, overall responsibilities or the factory; market development and technical development.

1997-1998, Director of Marketing and Sales Lanzhou Lantong Factory.

1995-1997, Senior Manager, Lanzhou Lantong Petroleum Extrusion Machinery
Factory.

1991-1995, Assistant Factory Manager, Lanzhou General Machinery Manufacturing Factory Unit 3.

1990-1991, Manager at Lanzhou General Machinery Manufacturing Factory Unit 3.

1981-1989, Lanzhou General Machinery Extrusion Rod Production Unit Supervisor; Engineer Participated in the innovation of the production facilities for the factory in 1982.

1977-1981, studied at Lantong Lanzhou University majored in Specialized Petroleum Machinery, graduated with honors.

1970-1977, Lanzhou Lantong General Machinery Factory - manufacturing department.

Mr. Kaiming Zhou address is: 1# Nanway Tumendun Qilihe, Lanzhou, Gansu, 730050 China.


b)  Mr. Yuxi Cheng

Yuxi Cheng, 50 years old, born in the Lanzhou City Gansu province China.
He completed Lanzhou University in 1977. From 2001 to the present, he worked as a Professor of Medicine/Engineer of the Best View Group Limited of Hong Kong Company. He served as a Senior Engineers of the International Consultation Center of Hong Kong and he is currently a researcher of the China Social Academy of Sciences.

From 1998 to 2001 he as the Deputy General Manger for Kuanyuan Alkaloid Ltd

From 1994 to 1998, he worked as Laboratory Director and associate professor for Gongqing College of Nanchang University Center.




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


From 1991 to 1994 he worked as Chief Economic Director and Plant Director for Lanzhou Huaxia Science and Technology Economy Information Research Institute.

From 1989 to 1991 he was an Engineer for Lanzhou Military Area Logistics Scientific Research Institute.

From 1984 to 1989 he was Section Manager and Teacher for CNPC Lanzhou Technical Secondary School.

From 1978 to 1984, he was Trade Section Manager for Gansu Supply and Marketing Company.


Next Steps
----------

This agreement to merger with LLPMFO is contingent upon completion of audited financials conducted in accordance with the generally accepted accounting principles ("GAAP") of the United States.

The Registrant is subject to reporting requirements under the Exchange Act and will, therefore, be required to furnish audited financial statements for any acquisition as required by Rule 3-05(b) of Regulation S-X.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 25, 2005                         PINOAK, INC.
--------------

                                       By:  /s/ Rick Jesky
                                      -----------------------
                                                Rick Jesky
                                                President/CEO



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